Exhibit 99.1

Weight Watchers Announces Third Quarter 2026 Results

Revenue of $153 million; Clinical Subscription Revenue of $38 million, up 48% year-over-year

2.3 million Total End of Period Subscribers; 40% year-over-year Clinical End of Period Subscriber growth to 174 thousand and 16% year-over-year Core+ End of Period Subscriber growth to 546 thousand

Positive Net Income of $15.1 million, representing a 9.9% Net Income Margin; Adjusted EBITDA1 of $51.7 million, representing a 33.8% Adjusted EBITDA Margin1

NEW YORK (November 5, 2026) – WW International, Inc. (Nasdaq: WW) (“Weight Watchers” or the “Company”), the global leader in science-backed weight management, today announced its results for the third quarter of fiscal 2026 ended September 30, 20262 in this Earnings Press Release and a Shareholder Letter issued today and posted on the Company’s Corporate Website.

“Since joining Weight Watchers on October 1, I made it my priority to listen to our members, coaches, clinicians, registered dietitians, and colleagues. Through these conversations, two core truths emerged: weight loss is personal, and the support people need changes along the way,” said Stephen Bye, President and Chief Executive Officer. “Our strength lies in the commitment of our team and our ability to bring together science-backed behavioral programs, clinical care, and the human connection that has defined this brand for more than 60 years. My focus is on strengthening our member experience, improving our products and applications, and building on the work already underway.”

“We remained focused on strengthening our two higher-value product offerings and proactively calibrating our spend across our portfolio,” said Felicia DellaFortuna, Chief Financial Officer. “That approach helped drive sustained progress in these offerings with four quarters of quarter-over-quarter growth in Core+ subscribers, and the largest year-over-year Clinical Subscription Revenue growth percentage in any quarter of 2026 to date. That top-line progress, combined with our continued disciplined investment, directly translated to $51.7 million of Adjusted EBITDA1, representing a 33.8% Adjusted EBITDA Margin1.”

Q3 Business Updates

•	Q3 Revenue was $152.9 million, down 11% year-over-year. Clinical Subscription Revenue grew 48% year-over-year to $38.0 million and represented 25% of total Revenue, up from 15% in Q3 2025.

•

Q3 Total End of Period Subscribers were 2.3 million. Core+ End of Period Subscribers reached 546 thousand, up 16% year-over-year, marking a fourth consecutive quarter of sequential subscriber growth in our higher-value Behavioral membership tier. Clinical End of Period Subscribers were 174 thousand, up 40% year-over-year.

•	Monthly Subscription Revenue Per Average Subscriber was $21.17, up 14% year-over-year, reflecting the growing share of our Clinical business and continued growth in Core+ Subscribers.

•	Q3 Gross Margin was 71.1% and Adjusted Gross Margin[1] was 74.6%, both the highest of the first three quarters of 2026, compared with 72.1% and 75.1%, respectively, in Q3 2025.

•

Net Income for Q3 was $15.1 million, compared to a Net Loss of $57.5 million in Q3 2025. Q3 Adjusted EBITDA[1] increased 21% year-over-year to $51.7 million from $42.8 million in Q3 2025, reflecting continued expense discipline and lower marketing relative to Q3 2025, which included investment to support a product launch.

•	Cash and Cash Equivalents were $126.4 million at quarter end, up from $101.5 million at the end of Q2 2026.

Fiscal 2026 Guidance

The Company narrowed its previously provided full year fiscal 2026 guidance.

•	Revenue guidance of $625 million to $630 million, compared to the prior range of $620 million to $635 million.

•	Adjusted EBITDA[1] guidance of $110 million to $115 million, compared to the prior range of $105 million to $115 million.

Third Quarter 2026 Conference Call and Webcast

The Company has scheduled a conference call today at 8:30 a.m. ET to discuss results. The webcast of the conference call will be available on the Company’s corporate website, corporate.ww.com, under Events and Presentations. A replay of the webcast will be available on this site for at least 90 days.

1Statement regarding Non-GAAP Financial Measures

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. The Company presents in this release non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization expenses and share-based compensation expense (“EBITDA”); and for each period presented, EBITDA adjusted, as applicable, for (a) goodwill and other indefinite-lived intangible asset impairments, (b) reorganization items, net related to the Company’s emergence from its Chapter 11 financial reorganization, (c) gain on extinguishment of debt, (d) transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization, (e) net restructuring charges associated with the previously disclosed 2025, 2024, and 2023 restructuring plans, (f) expenses in connection with the management of certain executive matters and (g) other items such as the impact of foreign exchange gains and losses as indicated in the reconciliations below that management believes are not indicative of ongoing operations (“Adjusted EBITDA”). The Company also presents gross profit, gross margin, marketing expenses, selling, general and administrative expenses, and product development expenses on a non-GAAP basis that adjusts for similar items, as further indicated in the reconciliations below.

As exchange rates are an important factor in understanding period-to-period comparisons, the Company believes in certain cases the presentation of results on a constant currency basis in addition to reported results helps improve investors’ ability to understand the Company’s operating results and evaluate the Company’s performance in comparison to prior periods. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. The Company uses results on a constant currency basis as one measure to evaluate the Company’s performance. In this press release, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates. The Company generally refers to such amounts calculated on a constant currency basis as excluding or adjusting for the impact of foreign currency or being on a constant currency basis. These results should be considered in addition to, not as a substitute for, results reported in accordance with GAAP and are not meant to be considered in isolation. Results on a constant currency basis, as the Company presents them, may not be comparable to similarly titled measures used by other companies and are not measures of performance presented in accordance with GAAP.

Management believes these non-GAAP financial measures provide useful supplemental information to investors regarding the performance of the Company’s business and are useful for period-over-period comparisons of the performance of the Company’s business. While the Company believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and is not meant to be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly titled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” in this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

A reconciliation of the forward-looking full year Adjusted EBITDA outlook to net income cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of the Company’s control, or cannot be reasonably predicted. For the same reasons, the Company is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results.

2Fresh Start Accounting and Predecessor and Successor Periods

In connection with the Company’s emergence from its financial reorganization process on June 24, 2025, the Company applied fresh start accounting which resulted in Successor and Predecessor financial statement presentation. References to “Successor” relate to the Company’s operations for the three and nine months ended September 30, 2026 and the period from June 25, 2025 through September 30, 2025. References to “Predecessor” relate to the Company’s operations for the period December 29, 2024 through June 24, 2025. Accordingly, the consolidated financial statements after June 24, 2025 are not comparable with the consolidated financial statements as of or prior to that date.

Definitions

“Behavioral” business refers to providing subscriptions to the Company’s digital product offerings with the option to upgrade to unlimited access to the Company’s workshops and certain tailored versions of its behavior change program.

“Clinical” business refers to providing subscriptions to the Company’s clinical product offerings provided by Weight Watchers Clinic and third parties combined with the Company’s digital subscription product offerings and unlimited access to the Company’s workshops and certain tailored versions of its behavior change program.

“Revenue” - “Subscription Revenue” consists of the aggregate of: (a) “Behavioral Subscription Revenue”, the fees associated with subscriptions for the Company’s Behavioral offerings; and (b) “Clinical Subscription Revenue”, the fees associated with subscriptions for the Company’s Clinical offerings. In addition, “Other Revenue” consists of revenue from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenue. “Revenue” consists of the aggregate of Subscription Revenue and Other Revenue.

“Incoming Subscribers” - “Subscribers” refer to Behavioral subscribers and Clinical subscribers who participate in recurring bill programs in Company-owned operations. The “Incoming Subscribers” metric reports Subscribers in Company-owned operations at a given period start. Recruitment and retention are key drivers for this metric. Management utilizes this metric to monitor changes in the subscriber base which directly impacts the Company’s revenue growth and trends.

“End of Period Subscribers” - The “End of Period Subscribers” metric reports Subscribers in Company-owned operations at a given period end. Recruitment and retention are key drivers for this metric. Management utilizes this metric to monitor changes in the subscriber base which directly impacts the Company’s revenue growth and trends.

“Monthly Subscription Revenue Per Average Subscriber” (“ARPU”) - The “Monthly Subscription Revenue Per Average Subscriber” metric reports the monthly fees associated with subscriptions for the Company’s offerings divided by the Average Subscriber for its businesses. Monthly Subscription Revenue for both quarterly and year-to-date periods for each respective business is calculated as Subscription Revenue divided by the number of months in the respective quarterly or year-to-date period. The “Average Subscriber” for quarterly periods for each respective business is the average of its Incoming Subscribers and End of Period Subscribers for the respective quarterly period. The “Average Subscriber” for year-to-date periods for each respective business is the average of its Incoming Subscribers at the beginning of the fiscal year and its End of Period Subscribers for each quarter end within the respective year-to-date period. Management utilizes this metric to consider revenue growth and trends on a per subscriber basis.

About Weight Watchers

Weight Watchers is the global leader in science-backed weight management, offering an integrated support system built for the GLP-1 era that combines scientific expertise, medication, cutting-edge technology, and human connection. With more than 60 years of experience, Weight Watchers is the most studied commercial weight management program in the world, delivered through its No. 1 U.S. doctor-recommended weight-loss program. Its holistic, personalized approach also includes U.S.-based clinical interventions and access to GLP-1 medications when clinically appropriate, and a global network of coaches and community support. Since 1963, the company has led with science to deliver its members the personalized support they need to reach and sustain their goals. Members can access these solutions directly, or through Weight Watchers for Business’ full-spectrum platform for employers, health plans, and payers. In a landscape crowded with contradictory advice, isolating apps, and one-size-fits-all solutions, Weight Watchers offers a proven path forward that is rooted in research, grounded in empathy and designed to help every member feel better in their body and live a longer, healthier life. For more information, visit weightwatchers.com.

This press release includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, any statements about the Company’s plans, strategies, objectives, initiatives, and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this press release to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: the Company’s recent emergence from bankruptcy, which could adversely affect its business and relationships and subjects us to risks and uncertainties; competition from other weight management and health and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s failure to continue to retain and grow its subscriber base; the Company’s ability to be a leader in the rapidly evolving and increasingly competitive clinical weight management and weight loss market; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or its ability to successfully expand into new channels of distribution or respond to consumer trends or sentiment; the Company’s ability to successfully implement strategic initiatives; the effectiveness and efficiency of its advertising and marketing programs across multiple platforms, including digital marketing and social media platforms; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers, affiliated provider entities, PCs’ healthcare professionals, and other partners; the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the Company’s chief executive officer transition; the Company’s ability to successfully make acquisitions or enter into collaborations or joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses; uncertainties related to a downturn in general economic conditions or consumer confidence, including as a result of the existing inflationary environment, changes in tariffs and escalating trade tensions, rising interest rates, the potential impact of political and social unrest and increased volatility in the credit and capital markets; the seasonal nature of the Company’s business; the Company’s failure to maintain effective internal control over financial reporting; the impact of events that impede accessing resources or discourage or impede people from gathering with others; the early termination by us of leases; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to us; the dependence of the Company’s payments system on third-party service providers; the impact of the Company’s exposure to variable rate indebtedness; the ability to generate sufficient cash to service the Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of data security breaches and other malicious acts or privacy concerns, including the costs of compliance with evolving privacy laws and regulations; the Company’s ability to successfully integrate and use artificial intelligence in its business; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the impact of existing and future laws and regulations; risks related to the Company’s exposure to extensive and complex healthcare laws and regulations; the outcomes of litigation or regulatory actions; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political, social, intellectual property, and foreign currency risks, which risks may be exacerbated as a result of war and terrorism; the Company’s ability to engage in share repurchases and pay cash dividends in the foreseeable future; risks related to the actions of activist shareholders and anti-takeover provisions in the Company’s articles of incorporation and bylaws; risks related to the actions of the Company’s shareholders and the exclusive forum provisions in its articles of incorporation; the possibility that the Company could fail to maintain the listing of the Company’s common stock on Nasdaq; and other risks and uncertainties, including those included in this press release and those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”) (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com). You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this press release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com).

For investor inquiries, please contact:

Anna Kate Heller

WeightWatchers@icrinc.com

For media inquiries, please contact:

Melissa Garbayo

melissa.garbayo@ww.com

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

UNAUDITED

	Successor
	September 30, 2026	December 31, 2025
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$126,442	$160,279
Restricted cash	5,796	6,298
Receivables (net of allowances: September 30, 2026 - $2,132 and December 31, 2025 - $1,651)	11,977	16,378
Prepaid income taxes	3,728	8,097
Prepaid marketing and advertising	2,050	9,275
Prepaid expenses and other current assets	11,489	13,277

TOTAL CURRENT ASSETS	161,482	213,604
Property and equipment, net	6,316	8,115
Operating lease assets	1,803	2,933
Goodwill	199,858	200,135
Other intangible assets, net	446,794	490,664
Deferred income taxes	16,209	16,482
Other noncurrent assets	14,871	14,825

TOTAL ASSETS	$847,333	$946,758

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Portion of operating lease liabilities due within one year	$918	$1,260
Accounts payable	19,644	9,212
Salaries and wages payable	20,100	34,375
Accrued marketing and advertising	8,055	22,985
Accrued interest	892	1,084
Other accrued liabilities	18,911	23,049
Income taxes payable	1,644	6,006
Deferred revenue	21,943	28,565

TOTAL CURRENT LIABILITIES	92,107	126,536
Long-term debt, net	423,970	465,466
Long-term operating lease liabilities	1,159	1,893
Deferred income taxes	36,253	34,021
Other noncurrent liabilities	576	771

TOTAL LIABILITIES	554,065	628,687
EQUITY
Successor common stock, $0 par value; 1,000,000 shares authorized; 9,999 shares issued at September 30, 2026 and 9,992 shares issued at December 31, 2025	380,136	378,777
Accumulated deficit	(84,913)	(62,095)
Accumulated other comprehensive (loss) income	(1,955)	1,389

TOTAL EQUITY	293,268	318,071

TOTAL LIABILITIES AND TOTAL EQUITY	$847,333	$946,758

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Successor
	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025
Subscription revenue, net (1)	$151,960	$170,929
Other revenue, net (2)	941	1,162

Revenue, net	152,901	172,091

Cost of subscription revenue (3)	44,144	47,908
Cost of other revenue	65	72

Cost of revenue	44,209	47,980

Gross profit	108,692	124,111
Marketing expenses	33,094	48,404
Product development expenses	5,235	7,550
Selling, general and administrative expenses	33,849	60,122

Operating income	36,514	8,035
Interest expense	10,861	12,052
Other (income) expense, net	(147)	342

Income (loss) before income taxes	25,800	(4,359)
Provision for income taxes	10,692	53,157

Net income (loss)	$15,108	$(57,516)

Earnings (net loss) per share
Basic	$1.51	$(5.76)

Diluted	$1.51	$(5.76)

Weighted average common shares outstanding
Basic	9,999	9,987

Diluted	10,021	9,987

Note: Totals may not sum due to rounding.

(1)

“Subscription revenue, net” consists of the aggregate of: (a) net “Behavioral Subscription Revenue”, the fees associated with subscriptions for the Company’s Behavioral offerings; and (b) net “Clinical Subscription Revenue”, the fees associated with subscriptions for the Company’s Clinical offerings.

(2)	“Other revenue, net” consists of revenue from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenue.
(3)	“Cost of subscription revenue” consists of cost of revenue and operating expenses for the Company’s Behavioral and Clinical services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Successor		Predecessor
	Nine Months Ended September 30, 2026	Period from June 25, 2025 through September 30, 2025	Period from December 29, 2024 through June 24, 2025
Subscription revenue, net (1)	$480,710	$183,007	$360,953
Other revenue, net (2)	2,777	1,251	2,615

Revenue, net	483,487	184,258	363,568

Cost of subscription revenue (3)	141,603	51,166	100,026
Cost of other revenue	377	72	158

Cost of revenue	141,980	51,238	100,184

Gross profit	341,507	133,020	263,384
Marketing expenses	173,903	51,188	110,871
Product development expenses	19,768	8,236	25,281
Selling, general and administrative expenses	132,286	62,975	78,480
Franchise rights acquired impairments	—	—	27,549

Operating income	15,550	10,621	21,203
Reorganization items, net	—	—	(1,143,918)
Interest expense	33,925	12,975	38,664
Gain on extinguishment of debt	(4,612)	—	—
Other (income) expense, net	(1,305)	1,274	6,685

(Loss) income before income taxes	(12,458)	(3,628)	1,119,772
Provision for income taxes	10,360	52,634	1,669

Net (loss) income	$(22,818)	$(56,262)	$1,118,103

(Net loss) earnings per share
Basic	$(2.28)	$(5.63)	$13.93

Diluted	$(2.28)	$(5.63)	$13.80

Weighted average common shares outstanding
Basic	9,998	9,987	80,271

Diluted	9,998	9,987	80,998

Note: Totals may not sum due to rounding.

(1)

“Subscription revenue, net” consists of the aggregate of: (a) net “Behavioral Subscription Revenue”, the fees associated with subscriptions for the Company’s Behavioral offerings; and (b) net “Clinical Subscription Revenue”, the fees associated with subscriptions for the Company’s Clinical offerings.

(2)	“Other revenue, net” consists of revenue from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenue.
(3)	“Cost of subscription revenue” consists of cost of revenue and operating expenses for the Company’s Behavioral and Clinical services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

UNAUDITED

	Successor		Predecessor
	Nine Months Ended September 30, 2026	Period from June 25, 2025 through September 30, 2025	Period from December 29, 2024 through June 24, 2025
Operating activities:
Net (loss) income	$(22,818)	$(56,262)	$1,118,103
Adjustments to reconcile net (loss) income to cash provided by (used for) operating activities:
Depreciation and amortization	64,851	27,174	14,201
Amortization of deferred financing costs and debt (premium) discount, net	(76)	(26)	1,766
Impairment of franchise rights acquired	—	—	27,549
Impairment of long-lived assets	3	—	97
Share-based compensation expense	1,324	—	4,032
Deferred tax provision	1,970	1,064	26,232
Allowance for doubtful accounts	48	(513)	(1,131)
Foreign currency exchange rate (gain) loss	(1,206)	1,298	6,717
Non-cash reorganization items, net	—	—	(1,176,532)
Gain on extinguishment of debt	(4,612)	—	—
Changes in cash due to:
Receivables	4,169	(2,245)	4,280
Prepaid expenses	13,537	39,934	(31,281)
Accounts payable	10,466	1,454	(8,237)
Accrued liabilities	(33,680)	(14,623)	15,084
Deferred revenue	(6,397)	(2,220)	(2,914)
Other long term assets and liabilities, net	(191)	(11)	(2,234)
Income taxes	(4,349)	13,394	(30,155)

Cash provided by (used for) operating activities	23,039	8,418	(34,423)

Investing activities:
Capital expenditures	—	(6)	(87)
Capitalized software and website development expenditures	(18,899)	(3,678)	(6,253)
Cash paid for acquisitions, net of cash acquired	—	(1,020)	—
Other items, net	—	(3)	(1)

Cash used for investing activities	(18,899)	(4,707)	(6,341)

Financing activities:
Borrowings on revolving credit facility	—	—	171,341
Financing costs	—	—	(1,298)
Payments on long-term debt	(36,808)	—	—
Taxes paid related to net share settlement of equity awards	—	—	(145)
Cash paid for acquisitions	—	—	(16,000)

Cash (used for) provided by financing activities	(36,808)	—	153,898

Effect of exchange rate changes on cash and cash equivalents and restricted cash	(1,671)	235	3,966

Net (decrease) increase in cash and cash equivalents and restricted cash	(34,339)	3,946	117,100
Cash and cash equivalents and restricted cash, beginning of period	166,577	173,620	56,520

Cash and cash equivalents and restricted cash, end of period	$132,238	$177,566	$173,620

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

				Variance
	Successor				2026 Constant Currency vs 2025
	Three Months Ended September 30, 2026		Three Months Ended September 30, 2025	2026 vs 2025
	GAAP	Constant Currency	GAAP
Selected Financial Data
Revenue (1)	$152,901	$153,270	$172,091	(11.2%)	(10.9%)
Behavioral Subscription Revenue (2)	$113,923	$114,286	$145,152	(21.5%)	(21.3%)
Clinical Subscription Revenue (3)	$38,037	$38,037	$25,777	47.6%	47.6%
Subscription Revenue (4)	$151,960	$152,323	$170,929	(11.1%)	(10.9%)
Other Revenue (5)	$941	$947	$1,162	(19.0%)	(18.5%)

Note: Totals may not sum due to rounding.

(1)	“Revenue” consists of the aggregate of Subscription Revenue and Other Revenue.
(2)	“Behavioral Subscription Revenue” consists of the fees associated with subscriptions for the Company’s Behavioral offerings.
(3)	“Clinical Subscription Revenue” consists of the fees associated with subscriptions for the Company’s Clinical offerings.
(4)	“Subscription Revenue” is the sum of Behavioral Subscription Revenue and Clinical Subscription Revenue.
(5)	“Other Revenue” consists of revenue from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenue.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

				Variance
				2026 vs 2025 Combined	2026 Constant Currency vs 2025 Combined
	Successor
	Nine Months Ended September 30, 2026		Nine Months Ended September 30, 2025
	GAAP	Constant Currency	Combined (1)
Selected Financial Data
Revenue (2)	$483,487	$478,801	$547,826	(11.7%)	(12.6%)
Behavioral Subscription Revenue (3)	$363,933	$359,291	$458,133	(20.6%)	(21.6%)
Clinical Subscription Revenue (4)	$116,777	$116,778	$85,827	36.1%	36.1%
Subscription Revenue (5)	$480,710	$476,070	$543,960	(11.6%)	(12.5%)
Other Revenue (6)	$2,777	$2,732	$3,866	(28.2%)	(29.3%)

Note: Totals may not sum due to rounding.

(1)

These amounts combine the revenue of the Successor and Predecessor periods for comparability purposes. Although the Successor and Predecessor have a different accounting basis due to the application of fresh start accounting, none of the fresh start accounting adjustments impact revenue. Therefore, the combined revenue amounts presented are consistent with a pro forma presentation under Article 11 of Regulation S-X as if fresh start accounting was applied at the beginning of the first period presented.

(2)	“Revenue” consists of the aggregate of Subscription Revenue and Other Revenue.
(3)	“Behavioral Subscription Revenue” consists of the fees associated with subscriptions for the Company’s Behavioral offerings.
(4)	“Clinical Subscription Revenue” consists of the fees associated with subscriptions for the Company’s Clinical offerings.
(5)	“Subscription Revenue” is the sum of Behavioral Subscription Revenue and Clinical Subscription Revenue.
(6)	“Other Revenue” consists of revenue from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenue.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES AND MONTHLY SUBSCRIPTION REVENUE PER AVERAGE SUBSCRIBER)

UNAUDITED

	Successor
	Three Months Ended September 30, 2026		Three Months Ended September 30, 2025	Variance	Variance
		(Constant Currency)			(Constant Currency)
Incoming Subscribers (1)
Incoming Behavioral Subscribers	2,291	N/A	3,040	(24.6%)	N/A
Incoming Clinical Subscribers	197	N/A	127	55.7%	N/A

Incoming Subscribers	2,489	N/A	3,167	(21.4%)	N/A

End of Period Subscribers (2)
End of Period Behavioral Subscribers	2,122	N/A	2,862	(25.9%)	N/A
End of Period Clinical Subscribers	174	N/A	124	40.4%	N/A

End of Period Subscribers	2,296	N/A	2,986	(23.1%)	N/A

Monthly Subscription Revenue Per Average Subscriber (3)
Monthly Behavioral Subscription Revenue Per Average Subscriber	$17.21	$17.26	$16.39	5.0%	5.3%
Monthly Clinical Subscription Revenue Per Average Subscriber	$68.25	$68.25	$68.52	(0.4%)	(0.4%)
Monthly Subscription Revenue Per Average Subscriber	$21.17	$21.22	$18.52	14.3%	14.6%

Note: Totals may not sum due to rounding.

(1)	The “Incoming Subscribers” metric reports WW subscribers in Company-owned operations at a given period start.
(2)	The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end.
(3)

The “Monthly Subscription Revenue Per Average Subscriber” metric reports the monthly fees associated with subscriptions for the Company’s offerings divided by the Average Subscriber for its businesses. Monthly Subscription Revenue for quarterly periods for each respective business is calculated as Subscription Revenue divided by the number of months in the respective quarterly period. The “Average Subscriber” for quarterly periods for each respective business is the average of its Incoming Subscribers and End of Period Subscribers for the respective quarterly period.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES AND MONTHLY SUBSCRIPTION REVENUE PER AVERAGE SUBSCRIBER)

UNAUDITED

	Successor		Combined
	Nine Months Ended September 30, 2026		Nine Months Ended September 30, 2025	Variance	Variance
		(Constant Currency)			(Constant Currency)
Incoming Subscribers (1)
Incoming Behavioral Subscribers	2,631	N/A	3,244	(18.9%)	N/A
Incoming Clinical Subscribers	130	N/A	92	41.9%	N/A

Incoming Subscribers	2,761	N/A	3,336	(17.2%)	N/A

End of Period Subscribers (2)
End of Period Behavioral Subscribers	2,122	N/A	2,862	(25.9%)	N/A
End of Period Clinical Subscribers	174	N/A	124	40.4%	N/A

End of Period Subscribers	2,296	N/A	2,986	(23.1%)	N/A

Monthly Subscription Revenue Per Average Subscriber (3)
Monthly Behavioral Subscription Revenue Per Average Subscriber	$17.00	$16.78	$16.43	3.5%	2.2%
Monthly Clinical Subscription Revenue Per Average Subscriber	$74.33	$74.33	$78.30	(5.1%)	(5.1%)
Monthly Subscription Revenue Per Average Subscriber	$20.92	$20.72	$18.71	11.8%	10.7%

Note: Totals may not sum due to rounding.

(1)	The “Incoming Subscribers” metric reports WW subscribers in Company-owned operations at a given period start.
(2)	The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end.
(3)

The “Monthly Subscription Revenue Per Average Subscriber” metric reports the monthly fees associated with subscriptions for the Company’s offerings divided by the Average Subscriber for its businesses. Monthly Subscription Revenue for year-to-date periods for each respective business is calculated as Subscription Revenue divided by the number of months in the respective year-to-date period. The “Average Subscriber” for year-to-date periods for each respective business is the average of its Incoming Subscribers at the beginning of the fiscal year and its End of Period Subscribers for each quarter end within the respective year-to-date period.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Successor
	Three Months Ended September 30, 2026				Three Months Ended September 30, 2025
	Gross Profit	Marketing Expenses	Product Development Expenses	Selling, General, and Administrative Expenses	Gross Profit	Marketing Expenses	Product Development Expenses	Selling, General, and Administrative Expenses
GAAP	$108,692	$33,094	$5,235	$33,849	$124,111	$48,404	$7,550	$60,122
% of Revenue	71.1%	21.6%	3.4%	22.1%	72.1%	28.1%	4.4%	34.9%

Adjustments:
Transaction Costs (1)	$—	$—	$—	$—	$—	$—	$—	$(9,126)
Depreciation and Amortization Expenses	5,353	—	—	(7,696)	5,135	—	(58)	(20,301)
Restructuring Charges (2)	—	—	—	—	23	—	—	(99)
Share-based Compensation Expense	0	(20)	(99)	(586)	—	—	—	—
Executive Related Costs (3)	—	(856)	—	(535)	—	—	—	—

Total Adjustments	$5,354	$(875)	$(99)	$(8,816)	$5,158	$—	$(58)	$(29,525)

Adjusted	$114,046	$32,219	$5,136	$25,033	$129,269	$48,404	$7,492	$30,597
% of Revenue	74.6%	21.1%	3.4%	16.4%	75.1%	28.1%	4.4%	17.8%

Currency Adjustment	334	40	2	19	N/A	N/A	N/A	N/A

Constant Currency	$109,026	$33,134	$5,237	$33,868	N/A	N/A	N/A	N/A
% of Revenue	71.1%	21.6%	3.4%	22.1%	N/A	N/A	N/A	N/A

Adjusted Constant Currency	$114,380	$32,259	$5,138	$25,052	N/A	N/A	N/A	N/A
% of Revenue	74.6%	21.0%	3.4%	16.3%	N/A	N/A	N/A	N/A

Note: Totals may not sum due to rounding.

(1)	Certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization.
(2)	Restructuring charges, from previously disclosed restructuring plans, consist of expenses associated with the reduction in headcount as a result of certain strategic re-alignments.
(3)	Expenses in connection with the management of certain executive matters.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Successor								Predecessor
	Nine Months Ended September 30, 2026				Period from June 25, 2025 through September 30, 2025				Period from December 29, 2024 through June 24, 2025
	Gross Profit	Marketing Expenses	Product Development Expenses	Selling, General, and Administrative Expenses	Gross Profit	Marketing Expenses	Product Development Expenses	Selling, General, and Administrative Expenses	Gross Profit	Marketing Expenses	Product Development Expenses	Selling, General, and Administrative Expenses
GAAP	$341,507	$173,903	$19,768	$132,286	$133,020	$51,188	$8,236	$62,975	$263,384	$110,871	$25,281	$78,480
% of Revenue	70.6%	36.0%	4.1%	27.4%	72.2%	27.8%	4.5%	34.2%	72.4%	30.5%	7.0%	21.6%

Adjustments:
Transaction Costs (1)	$—	$—	$—	$—	$—	$—	$—	$(9,308)	$—	$—	$—	$(20,873)
Depreciation and Amortization Expenses	15,865	—	—	(48,986)	5,465	—	(62)	(21,647)	8,650	—	(115)	(5,440)
Restructuring Charges (2)	(65)	—	—	(377)	23	—	—	(99)	(2,455)	—	—	(2,333)
Share-based Compensation Expense	1	(321)	(317)	(1,484)	—	—	—	—	—	—	—	(4,032)
Executive Related Costs (3)	—	(856)	—	(5,897)	—	—	—	—	—	—	—	—

Total Adjustments	$15,801	$(1,176)	$(317)	$(56,745)	$5,488	$—	$(62)	$(31,054)	$6,195	$—	$(115)	$(32,677)

Adjusted	$357,308	$172,727	$19,451	$75,541	$138,508	$51,188	$8,174	$31,921	$269,579	$110,871	$25,166	$45,803
% of Revenue	73.9%	35.7%	4.0%	15.6%	75.2%	27.8%	4.4%	17.3%	74.1%	30.5%	6.9%	12.6%

Currency Adjustment	(4,054)	(988)	(8)	(294)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Constant Currency	$337,453	$172,915	$19,760	$131,992	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
% of Revenue	70.5%	36.1%	4.1%	27.6%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Adjusted Constant Currency	$353,254	$171,739	$19,443	$75,248	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
% of Revenue	73.8%	35.9%	4.1%	15.7%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Note: Totals may not sum due to rounding.

(1)	Certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization.
(2)

Restructuring charges consist of expenses associated with the reduction in headcount as a result of certain strategic re-alignments. Restructuring charges include the previously disclosed 2025 restructuring plan, the previously disclosed 2024 restructuring plan and the previously disclosed 2023 restructuring plan.

(3)	Expenses in connection with the management of certain executive matters.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Successor				Predecessor
	Three Months Ended September 30, 2026	Nine Months Ended September 30, 2026	Three Months Ended September 30, 2025	Period from June 25, 2025 through September 30, 2025	Period from December 29, 2024 through June 24, 2025
Net Income (Loss)	$15,108	$(22,818)	$(57,516)	$(56,262)	$1,118,103
Net Income (Loss) Margin	9.9%	(4.7%)	(33.4%)	(30.5%)	307.5%

Interest	10,861	33,925	12,052	12,975	38,664
Taxes	10,692	10,360	53,157	52,634	1,669
Depreciation and Amortization Expenses	13,050	64,851	25,493	27,174	14,201
Share-based Compensation Expense	705	2,123	—	—	4,032

EBITDA	$50,416	$88,441	$33,186	$36,521	$1,176,669
EBITDA Margin	33.0%	18.3%	19.3%	19.8%	323.6%

Franchise Rights Acquired Impairments (1)	—	—	—	—	27,549
Reorganization Items, net (2)	—	—	—	—	(1,143,918)
Gain on Extinguishment of Debt (3)	—	(4,612)	—	—	—
Transaction Costs (4)	—	—	9,126	9,308	20,873
Restructuring Charges (5)	—	313	122	122	(122)
Executive Related Costs (6)	1,391	6,752	—	—	—
Other (7)	(147)	(1,305)	342	1,274	6,685

Adjusted EBITDA	$51,660	$89,589	$42,776	$47,225	$87,736

Adjusted EBITDA Margin	33.8%	18.5%	24.9%	25.6%	24.1%

Note: Totals may not sum due to rounding.

(1)	The Company’s franchise rights acquired impairment charge related to its United States unit of account.
(2)

The net reorganization gain related to the Company’s emergence from its Chapter 11 financial reorganization and primarily consisted of the gain on settlement of liabilities subject to compromise and the impacts of fresh start valuation adjustments.

(3)	Gain on extinguishment of debt consists of the Company’s voluntary prepayment in May 2026 of a portion of its New Term Loan Facility at 68.5% of par.
(4)	Certain non-recurring transaction costs related to strategic alternatives and the Company’s Chapter 11 financial reorganization.
(5)

Restructuring charges consist of expenses associated with the reduction in headcount as a result of certain strategic re-alignments. Restructuring charges include the previously disclosed 2025 restructuring plan, the previously disclosed 2024 restructuring plan and the previously disclosed 2023 restructuring plan.

(6)	Expenses in connection with the management of certain executive matters.
(7)	Primarily consists of the impact of foreign currency on intercompany transactions.